Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Crypto Company (the “Company”) on Form 10-Q for the period ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ivan Ivankovich, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of November 14, 2019.

/s/ Ivan Ivankovich
Ivan Ivankovich
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)